Manitex International, Inc. Corporate Presentation (NASDAQ: MNTX) Feb 2015 Exhibit 99.1

Forward Looking Statements & Non-GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as
“anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,”
“should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the
Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q3 2014 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.
Nasdaq: MNTX 2/6/2015

Global provider of highly
specialized cranes-
straight-mast and
knucklebooms
Materials and container
handling equipment also
sold through
dealerships, globally
Miscellaneous
specialized equipment
Company Snapshot
Energy exploration and
field development
Power line construction
Military
Railroads
Ports
Government/agency
Construction-residential
and non-residential
Launched as a private
company in 2003
Publicly traded on
NASDAQ: MNTX
Steady organic growth
Industry consolidator:
consistently adding
branded product lines
through M&A  since
going public in 2006

Nasdaq: MNTX
Manitex
International, Inc.
Niches
Served
Company
Origin
2/6/2015

Company Timeline

Nasdaq: MNTX
July 2013: Acquires
Sabre Manufacturing LLC
December 2009: Acquires
Load King Trailers
July 2009: Acquires
Badger Equipment Co.
November 2006:
Veri-Tek
Acquires LiftKing
July 2007: VCC
acquires Noble
forklift
May 2008: Name changed to Manitex International
and listed on Nasdaq (MNTX)
October 2008:
Crane &
Machinery and
Schaeff Forklift
acquired
July 2006: Manitex
merges into Veri-Tek,
Intl. (VCC)
July 2010: CVS
Operating Agreement
2006
2007
2008
2009
2010 2011
2012
2013
July 2011: Closes
Acquisition of CVS
January 2003:
Manitowoc
divests
Manitex
March 2002:
Manitowoc
(NYSE:MTW)
acquires Grove
November 2013:
Acquires Valla SpA
of Piacenza, Italy
January 2015: Closes on
PM Group SpA
December 2014:
Closes on JV with
Terex for ASV
2015
2014
2/6/2015

Manitex

MANITEX LIFTKING

PM

asv

MANITEX INTERNATIONAL

• Leading Italian
manufacturer of truck-
mounted hydraulic knuckle
boom craes
• Diverse product lines
ranging up to 108 metric
tonnes in lifting capacity;
sales in 50 countries
• Engineered lifting equipment
• Manitex boom trucks
• SkyCrane aerial platforms
• Sign cranes
• RT forklifts
• Special mission-oriented
vehicles
• Carriers
• Heavy material handling
• Transporters & steel mill
equipment
Product Overview-Our Largest Product Groups

Nasdaq: MNTX
• Crawler-track loaders and
skid-steer loaders
• Commercial and Residential
Markets
• Generally ideal for pick &
carry and digging
applications
2/6/2015

Competitive Positioning

Nasdaq: MNTX
Core Competencies
Strong brand history
Acknowledged product
development record
International dealers enable us to
follow demand
Focused on specialized equipment
and niche end-markets
Products
Niche markets
Broad end-user base
Highly customized/specialized;
will configure-to-order
Parts and service an important
part of business model
Superior ROI
Lower capital commitment for a boom truck vs.
competitors’ custom cranes of similar lifting capacity
Usually less or no special permitting vs. competitors’
custom cranes of  similar lifting capacity
2/6/2015

Financial Summary-Snapshot
$000,  except %
2010 2011 2012 2013 9/30/2014
YTD
Revenues $95,875 $142,291 $205,249 $245,072 $197,172
Gross Margin (%) 24.3% 20.6% 19.7% 19.0% 18.1%
EBITDA $8,676 $11,120 $17,957 $21,483 $15,534
EBITDA Margin (%) 9.0% 7.8% 8.7% 8.8% 7.9%
Net income $2,109 $2,780 $8,077 $10,178 $6,631
Backlog $39,905 $83,700 $130,352 $77,281 $102.1
Key Statistics
Stock Price
(1/30/15)
$10.94/share
Market Cap (1/30/15)
$175M
Total Ent. Value (1/30/15)*
$354M
Ticker / Exchange MNTX/NasdaqCM
Capitalization
Basic Shares O/S (9/30/14)*
16.0M
Diluted Shares O/S
(9/30/14)*
16.0M
Est. Total Debt (at 9/30/14)*
$184 M

Nasdaq: MNTX
*Adjusted to include equity and debt issuance associated with ASV and
PM-Group transactions subsequent to 9/30/2014
2/6/2015

Key Transactions 2014/2015 -ASV and PM-Group

Nasdaq: MNTX
A $500 Million+ Enterprise Entering 2015
•
ASV (closed 12/2014) is our Joint Venture
with Terex Corporation that brings a broad
product line of rubber-track crawler and
skid-steer loaders and accessories to the
product group.
•
ASV, Inc. had trailing twelve month
revenues of approximately $130 million.
•
Manitex contributes $25M into the Joint
Venture, with $20M in common shares and
debt securities being issued to Terex, as
well as $5M in cash; the JV has $44M in
non-recourse debt.
•
PM-Group S.p.A., (closed 1/2015) is a
leading Italian manufacturer of truck
mounted hydraulic knuckle boom cranes
with a product range spanning more than
50 models.
•
PM-Group had trailing twelve month
revenues of approximately $100 million .
•
Consideration was $91 million, consisting
of a combination of debt, equity, and the
assumption of $60 million in non-recourse
PM-Group debt and liabilities.
2/6/2015

Consistent Financial Growth

Historically
Consistent
EBITDA
Margin of
9.0%
2010-2013
CAGR was
36.7% (pre-
PM Group
and pre-ASV)
*2013 pro
forma bar
includes ASV
and PM
$M
Opportunity
EBITDA
50.3
2016E
EBITDA
62.6
2015E
EBITDA
47.9
EBITDA
52.6
56
96
142
205
245
584
643
EBITDA
57.9
EBITDA
75.1
533
696
559
835
Pre-PM and ASV
Revenue
2013 2009 2010 2011 2012
2013
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
Combined Revenue
(Manitex, PM-Group &
ASV)
at 20% at 10% at 5% at 5% at 10% at 20%
pro forma*

Boom Truck Crane Tonnage Distribution - Market

12%
29%
24%
11%
24%
<17
17>22.9
23>29.9
30>35.9
36>

Boom Truck Crane Tonnage Distribution - Manitex

7%
18%
25%
50%
17>22.9
23>29.9
30>35.9
36>

MANITEX

Lifting Equipment Market Overview—Straight
Mast
Principal products: boom truck cranes that vary in height
& tonnage capacity
Smaller tonnage cranes (<30 tons) more focused on
general construction markets; larger cranes (30+ tons)
focus on power line construction and energy
Larger tonnage cranes in higher demand since economic
downturn
Boom truck cranes typically less expensive than rough
terrain and all terrain cranes
Broader market: ~65% of cranes shipped in the smaller
tonnage range; ~75% of Manitex shipments have been in
larger tonnage
Focus on being a niche player allows specialization tailored towards customers’ needs
Production distribution skewed toward larger tonnage
machines
First to launch 50-ton crane (May 2007)
Have developed a series of products around the demand
for larger tonnage cranes

Nasdaq: MNTX
Market Overview
Manitex Market Position
2/6/2015

The Knuckleboom Market- $2.3 Billion Globally
(Management Estimates)

Nasdaq: MNTX
•
Large Market of $2.3 BN is roughly 2X the size of
the straight-mast boom truck market (global)
•
PM has a geographically diverse customer base with
70% of its business outside Europe
•
North American knuckleboom market is growing
•
Opportunity to increase PM Group’s No. American
market presence through Manitex’s distribution
network
$1,400
$100
$400
$200
$200
Knuckleboom Market Worldwide Sales
(US$, millions)
Western Europe
Eastern Europe
North America
South America
Rest of World
30%
25%
12%
11%
22%
North American Knuckleboom Market
Palfinger
HIAB
FASSI
PM Group
Rest of
Market
27%
2%
11%
40%
20%
PM Sales by Region
Western Europe
Eastern Europe
North America
South America
Rest of World
2/6/2015

NOBLE™

FERRARI

TEREX®

Manitowoc

Manitowoc Boom Trucks

LITTLE Giant

Manitex

MANITEX LIFTKING ULC

BADGER EQUIPMENT COMPANY

Custom Built in America. For Today. For the Future.

LOAD KING™

A MANITEX International Company

MANITEX INTERNATIONAL

Replacement Parts & Service
Consistent Recurring Revenue

• Consistent recurring revenue stream throughout the cycle
– Typically generates 10%-20% of net sales in a quarter/year
– Typically carry 2x gross margin of core equipment business
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
– Serve additional brands
– Service team for crane equipment
– Automated proprietary system implemented in principal operations
2/6/2015 Nasdaq: MNTX

Revenue Growth Drivers
2009 – 2013
Pie chart represents the difference /
reconciliation between $55.9M & $245.1M

Nasdaq: MNTX
$55.9
$245.1
2009 2013
Revenues
($ in Millions)
45% CAGR
40%
60%
Sources of Growth 2009-2013
$ in Millions
Acquisitions
Organic
30%
70%
Growth Being Driven by R&D
and New Product Innovations
(Pie chart illustrates estimated for 2013 revenues
New Products
Introduced 2009- 2013
Existing
Energy business was less than 10% in 2009, estimated
~ 50% in 2013
R&D budget: up from ~ $1M to ~ $2.5M/year
2/6/2015

Investment Highlights

• Niche markets with
solid demand
drivers for products
• Steadying of
construction
environment and
energy markets
driving demand
• Diverse end
markets result in
risk mitigation
• Customer focused
design strategy
• Diversified product
offering
• Quickly adaptable
to changes in
demand*
• Commitment to
innovation,
research, &
product
development
• Revenue and
earnings growth
have consistently
outpaced market
and industrial peers
since 2009
• Backlog at $102M
as of 9/30/2014
• Manitex dealer
network provides
footprint for on-
going North
American expansion
• PM Group has little
penetration in US
and has excellent
non-US and non-
Europe customer
base
• No Customer
represents over 10%
of annual revenues
• Seasoned senior
management:
over 70 years of
collective industry
experience
• Successfully
integrated
multiple
acquisitions
• Significant
management
ownership
Growth in
End Markets
Flexible
Operating
Model
Broad Industry
& Geographic
Distribution
Growth in
Key Financial
Metrics
Experienced
Management
Nasdaq: MNTX
*In 2009 “Great Recession” only ONE quarter without positive EBITDA
A consolidator in the lifting and hauling industry, Manitex International serves addressable markets with an estimated $4 BN in annual sales
2/6/2015

15 Financial Overview Manitex International, Inc. Q3 2014 Nasdaq: MNTX 2/6/2015

Key Figures - Quarterly

USD thousands except as noted
Q3-2014 Q3-2013 Q2-2014
Net sales $66,197 $57,521 $68,399
Gross profit 10,915 11,201 13,144
Gross margin % 16.5% 19.5 19.2%
Operating expenses  7,504 6,544 7,966
Net Income 1,768 2,621 2,986
EBITDA 4,519 5,624 6,293
EBITDA % of Sales 6.8% 9.8% 9.2%
Backlog ($ million) 102.1 96.7 102.5
Nasdaq: MNTX
$66,197
$57,521
$68,399
$4,519
$5,624
$6,293
$1,768
$2,621
$2,986
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
Q3-2014 Q3-2013 Q2-2014
Revenue EBITDA Net Income
$0 $0
2/6/2015

Summary Balance Sheet

$000s
30-Sep-14 31-Dec-13 31-Dec-12 31-Dec-11 31-Dec-10
Current Assets 134,751 $121,798 $104,777 $71,209 $54,703
Fixed Assets 10,097 11,143 10,297 11,017 10,659
Other Long-Term Assets 46,951 49,673 36,430 39,365 40,155
Total Assets 191,799 $182,614 $151,504 $121,591 $105,517
Current Liabilities 50,646 $47,930 $43,351 $30,177 $23,011
Long-Term Liabilities 49,446 49,693 48,620 44,620 39,232
Total Liabilities 100,092 97,623 91,971 74,797 62,243
Shareholders’ Equity 91,707 84,991 59,533 46,794 43,274
Total Liabilities & Shareholders’
Equity 191,799 $182,614 $151,504 $121,591 $105,517
Nasdaq: MNTX 2/6/2015

Working Capital
“Focused
manufacturer of
engineered lifting
equipment”
$000
Q3-2014 Q4-2013
Working Capital $84,105 $73,868
Days sales outstanding (DSO) 62 53
Days payable outstanding (DPO) 47 45
Inventory turns 2.7 2.9
Current ratio 2.7 2.5
Operating working capital 98,144 86,677
Operating working capital % of
annualized LQS
37.1% 33.1%
•Working capital increase Q3-2014 v Q4-2013, of $10.2m: Key factors:
•Trade & Other Receivables $5.5m, Inventory $8.4m, partially offset by reduced cash $1.2m, increased accounts payable $2.7m, short term working capital borrowings $0.5m.
•Increase in finished goods inventory of $0.5, reduction in WIP of $0.1 million, offset by increase in components of $7.9 million.
•Working capital ratios: DSO increase from a higher proportion of international sales and timing of payments on military

“Focused
manufacturer of
engineered lifting
equipment”
$000
Q3-2014 Q4-2013
Total Cash $4,934 $6,091
Total Debt 54,703 54,201
Total Equity 91,707 84,991
Net capitalization 141,476 133,131
Net debt / capitalization 35.2% 36.1%
Trailing 12 month EBITDA $21,759 $21,483
Debt / EBITDA x2.5 x2.5
•
Net capitalization is the sum of debt plus equity minus cash
•
Net debt is total debt less cash
Debt and Liquidity
•Increase in debt of $0.5 million from 12/31/13 principally reflects increase in working capital facilities in N.A. ($0.5m).
•Generated $6.4 million in cash from operating activities in Q3-2014.
•N. American revolver facilities, based on available collateral at 9/30/14 was $51.4m.
•N. American revolver unused availability at 9/30/14 of $10.9m.

Experienced Management Team

Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President & COO
20+ years principally with Rolls Royce, GKN Sinter Metals,
Off-Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen,  15+ years with Eon Labs
(formerly listed)
Robert Litchev
President – Manufacturing Operations
10+ years principally with Terex
Scott Rolston
SVP Strategic Planning
13+ years principally with Manitowoc
Bruce Peterson
SVP Sales and Marketing
20+ years principally with Manitowoc
Nasdaq: MNTX 2/6/2015

Manitex

BADGER EQUIPMENT COMPANY

MANITEX LIFTKING

LOAD KING

CVS FERRARI

MANITEX SABRE

MANITEX INTERNATIONAL

Operating Companies

Nasdaq: MNTX
Brand Products
End Markets Drivers
• Reputation for quality & innovation
• Serves a market of over $1B annually
• At acquisition, TTM (3/31/13) revenues ~ $39.1M,
adjusted EBITDA ~ $4.5M, EBIT ~ $4.2M
• Large client base in energy sector
• Petrochemical
• Waste management
• Oil & gas drilling
• Specialized equipment for liquid
storage & containment
• 8,000-21,000 gallon capacities
• International container market and global trade
• Re-establishing customer relationships and select
product categories
• Global container market
• Reach stackers
• Container handling forklifts
• Parts
• U.S. energy exploration build-out
• Oil and gas exploration
• General infrastructure construction
• Energy
• Mining
• Railroad
• Commercial construction
• Custom trailers
• Hauling systems for heavy equipment
transport
• Parts
• Steady, profitable growth from both commercial
and military application of products
• Military
• Utility
• Ship building
• Commercial
• Rough terrain forklifts
• Special mission-oriented vehicles
• Custom specialized carriers
• Parts
• Equipment replacement cycle in small tonnage
flexible cranes for refinery market
• More efficient product offering across end markets
• Railroad
• Construction
• Refineries
• Municipality
• Rough terrain cranes
• Specialized construction equipment
• Parts
• Strong end market demand for specialized,
competitively differentiated products for oil, gas,
and energy sectors
• Product development
• Energy exploration
• Power transmission
• Industrial projects
• Infrastructure development
• Boom trucks and cranes
• Sign cranes
• Parts
2/6/2015

MANITEX VALLA

PM

OIL & STEEL
AERIAL PLATFORMS

asv

MANITEX
INTERNATIONAL

Operating Companies

Nasdaq: MNTX
• Knuckleboom cranes
• Truck-mountd Aerial Platforms
• Energy
• Construction
• Infrastructure
• Utilities
• Growing acceptance of knucklebooms in North
American markets
• Oil and gas exploration creating demand
• Product development
• Crawler track loaders
• Skid-steer loaders
• Construction
• Infrastructure
• Improving fundamentals in general construction
markets, residential and light commercial
Brand
Products
End Markets
Drivers
2/6/2015
• Strong end market demand for specialized,
competitively differentiated products
• Environmental (electric) or hazardous (spark free)
developments
• Product development
• Automotive
• Chemical / petrochemical
• Industrial projects
• Infrastructure development
• Aerospace
• Construction
• Precision pick & carry cranes